UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 17, 2018

Commercial Vehicle Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34365	41-1990662
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7800 Walton Parkway, New Albany, Ohio	43054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 614-289-5360
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting (defined below), the Company’s stockholders approved an amendment (the “Certificate of Amendment”) to the Company’s Amended and Restated Certificate of Incorporation to provide that the directors may be removed from the board with or without cause by the affirmative vote of the holders of at least 66 and 2/3% of the Company’s outstanding common stock. The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Commercial Vehicle Group, Inc. (the “Company”), held on May 17, 2018 in New Albany, Ohio (the “Annual Meeting”), the stockholders of the Company (i) approved a proposal electing the persons listed below to serve as directors of the Company until the 2019 Annual Meeting of Stockholders; (ii) approved, by a non-binding advisory vote, a proposal on the compensation of the Company’s named executive officers; (iii) approved a proposal amending the Company’s Amended and Restated Certificate of Incorporation to provide that directors may be removed from the board with or without cause by the affirmative vote of the holders of at least 66 and 2/3% of the Company’s outstanding common stock; and (iv) ratified a proposal appointing KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 13, 2018 (the “Proxy Statement”).
The number of shares of common stock entitled to vote at the Annual Meeting was 31,004,524 shares, representing the number of the Company’s shares outstanding as of March 28, 2018, the record date for the Annual Meeting. The following sets forth information regarding the results of the voting on each matter at the Annual Meeting:

 a.    The following directors were elected for terms expiring at the Company’s Annual Meeting in 2019:

Name	Votes For	Votes Withheld	Broker Non-Votes
Scott C. Arves	21,862,100	508,680	5,160,109
Harold C. Bevis	22,020,065	350,715	5,160,109
Roger L. Fix	21,315,018	1,055,762	5,160,109
Robert C. Griffin	21,880,893	489,887	5,160,109
Patrick E. Miller	21,902,400	468,380	5,160,109
Wayne M. Rancourt	21,992,808	377,972	5,160,109
Richard A. Snell	21,900,598	470,182	5,160,109

b.    The non-binding advisory proposal to approve the compensation of the named executive officers was approved:

Votes For	Votes Against	Abstain	Broker Non-Votes
21,825,579	498,828	46,373	5,160,109

 c.    A proposal to amend the Company’s Amended and Restated Certificate of Incorporation to provide that directors may be removed from the board with or without cause by the affirmative vote of the holders of at least 66 and 2/3% of the Company’s outstanding common stock was approved:

Votes For	Votes Against	Abstain	Broker Non-Votes
22,337,150	31,437	2,193	5,160,109

d.     The appointment of KPMG LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2018 was ratified:

Votes For	Votes Against	Abstain	Broker Non-Votes
27,389,115	134,149	7,625	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
No.

Description

3.1	Certificate of Amendment, dated May 17, 2018, of the Amended and Restated Certificate of Incorporation of Commercial Vehicle Group, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL VEHICLE GROUP, INC.

May 18, 2018	By:	/s/ Patrick E. Miller
	Name:	Patrick E. Miller
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.          Description

3.1	Certificate of Amendment, dated May 17, 2018, of the Amended and Restated Certificate of Incorporation of Commercial Vehicle Group, Inc.